UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  September 7, 2007
                                                           ------------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                1-9389                13-3314599
----------------               ------------------------      --------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (215) 619-2700


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

      On September 7, 2007, the Company issued a press release regarding the Company's financial results for its second quarter ended July 31, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibit.

     The following exhibit is filed herewith:

     Exhibit No.                          Description

        99.1          Press release issued by C&D Technologies, Inc.
                      (the "Company") dated July 31, 2007.  (Filed herewith.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              C&D TECHNOLOGIES, INC.



                                          By: /s/ Ian J. Harvie
                                              ----------------------------------
                                                  Ian J. Harvie
                                                  Vice President and
                                                  Chief Financial Officer

Date:  September 7, 2007

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1               Press release dated September 7, 2007, issued by the Company.